Exhibit 10.27

CONFIDENTIAL TREATMENT REQUESTED

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Such redacted portions have been replaced with “***” in this Exhibit. An unredacted version of this document has been filed separately with the Securities and Exchange Commission along with the request for confidential treatment

NON-EXCLUSIVE LICENSE AGREEMENT

This Non-Exclusive License Agreement (this “Agreement”) is entered into this 27th day of March, 2012 (the “Effective Date”), by and between Caliper Life Sciences Corporation, a Delaware corporation having a principal place of business at 68 Elm Street, Hopkinton, MA 01748 (“Licensor”), and Clinical Micro Sensors, Inc. d/b/a GenMark Diagnostics, Inc., a Delaware corporation having a principal place of business at 5964 La Place Court, Carlsbad, CA 92008 (“Licensee”), each also referred to herein individually as a “Party” and collectively as “Parties.”

WHEREAS, Licensor is engaged in research, development and commercialization efforts towards the miniaturization, integration and automation of laboratory equipment, and owns certain patent rights associated therewith;

WHEREAS, Licensee is engaged in the research, development and commercialization of Microfluidics Technology (as defined below) including instruments, software and microfluidic chips;

WHEREAS, the Parties wish to fully and finally resolve all patent issues associated with the aforementioned microfluidics patent rights, upon the terms and subject to the conditions set forth below, and thereby avoid the substantial costs, uncertainty and risk involved with prolonged patent-infringement litigation, trial and appeal;

WHEREAS, Licensee desires to obtain and Licensor desires to grant to Licensee a non-exclusive license to certain patent rights of Licensor for the research, development and commercialization of certain devices and instruments for use in the Field.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS.

1.1	Affiliate(s). “Affiliate(s)” shall mean any person or entity which controls, is controlled by or is under common control with a Party. For the purposes of this Section 1.1, “control” means (a) it owns or controls at least fifty percent (50%) of the equity securities of entity Party and is entitled to vote such securities in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority), or (b) it has the power to directly or indirectly direct or cause the direction of the board of directors or equivalent governing body of entity Party.

1.2	Calendar Quarter. “Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.

1.3	Calendar Year. “Calendar Year” shall mean the periods of twelve (12) consecutive calendar months ending on December 31.

1.4	Change of Control. “Change of Control” shall mean, with respect to the Licensee, any merger or other transaction or series of transactions (a) which results in the holders of voting securities of Licensee outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of Licensee outstanding immediately after such merger or transaction or series of transactions, or (b) in which a Third Party acquires all or substantially all of Licensee’s business, capital stock outstanding, or assets to which this Agreement applies, whether by merger, acquisition, sale, or otherwise.

1.5	Combination Product. “Combination Product” shall mean a product or combination of products, sold, transferred or otherwise disposed of at a single price, that contains or consists of a Licensed Product and at least one other product that is not a Licensed Product.

1.6	Confidential Information. “Confidential Information” shall mean any information provided to Licensor pursuant to Article 3 of this Agreement, and the terms of this Agreement.

1.7	Control or Controlled. “Control” or “Controlled” shall mean, with respect to any intellectual property right (including any Patent Rights), the possession (whether by ownership or license, or otherwise) by a Party of the ability to grant to the other Party a license or other right as provided herein under such intellectual property without violating the terms of any written agreement existing before the Effective Date with a Third Party.

1.8	Diagnostic Applications. “Diagnostic Applications” shall mean applications and any and all uses that if performed in the United States would require clearance or approval by the U.S. Food and Drug Administration (FDA) through the premarket notification (510(k)) or premarket approval (PMA) process and any and all in vitro diagnostic applications and uses (including those exempt from FDA premarket clearance or approval).

1.9	Field. “Field” shall mean all human Diagnostic Applications, excluding: (a) newborn screening and maternal/fetal prenatal testing, except for the screening and/or testing of cystic fibrosis, and (b) nucleic acid or protein separation, fractionation and life science applications.

1.10	GAAP. “GAAP” shall mean United States generally accepted accounting principles, consistently applied.

1.11	Improvement Patents. “Improvement Patents” shall mean any and all Patent Rights Controlled by Licensor or its Affiliates relating to and within the scope of Microfluidics Technology and that has been first conceived and reduced to practice by Licensor or its Affiliates after the Effective Date and during the Term of this Agreement.

2

1.12	Licensed Product. “Licensed Product” shall mean a product (a) Proprietary to Licensee and (b) the manufacture, use, sale, offer for sale or importation of which would, but for the licenses granted herein, infringe a Valid Claim within the Licensed Patents.

1.13	Licensed Patents. “Licensed Patents” shall mean Patent Rights Controlled by Licensor as of the Effective Date of this Agreement that claim or relate to Microfluidics Technology, including those listed in Exhibit A attached hereto; provided, however, that “Licensed Patents” shall not include intellectual property (a) licensed by Licensor from Monogram Biosciences, Inc., or (b) directed to imaging chemistry, imaging automation and/or imaging instrumentation technologies. For clarity, “Licensed Patents” includes any patent that claims or relates to Microfluidics Technology issued following the Effective Date from a patent application filed on or prior to the Effective Date or that claims priority to a patent or patent application filed on or before the Effective Date.

1.14	Microfluidics Technology. “Microfluidics Technology” shall mean compositions of matter, methods and other technology applicable to moving fluids through, and/or modifying chemical and/or biochemical reactions within, channels or chambers, including methods for the manufacture or use of any Microfluidic Device and any devices or software used in connection with any Microfluidic Device. “Microfluidics Technology” shall also include compositions of matter, methods and other technology relating to (a) the structure, design, and manufacture of such fluidics devices, (b) the interfacing of such fluidics devices to external Instruments, (c) the control of fluid movement within, into, and out of such fluidics devices, (d) performing experiments and/or separations within such fluidics devices, (e) the detection of experimental results from or in association with such fluidic devices, and (f) software relating to each of the foregoing.

1.15	Microfluidic Device. “Microfluidic Device” shall mean a consumable device comprising a microfluidic or mesofluidic channel(s).

1.16	Net Sales. “Net Sales” shall mean:

the amount of revenue actually received by Licensee or its Affiliate(s), during any specified period in accordance with GAAP for the sale, transfer, or other disposition of a Licensed Product, less the following deductions to the extent applicable to such amounts: (i) all trade, cash and quantity credits, discounts, rebates or refunds; (ii) credits or allowances for returns, billing errors, damaged, outdated or recalled Licensed Products, in each case during such period; and (iii) packaging costs, handling fees, insurance and prepaid freight, sales taxes, duties and other governmental charges (including value-

3

added tax), but excluding what is commonly known as income taxes; provided that if a Licensed Product is so sold or otherwise transferred for a single price in the form of a Combination Product, Net Sales shall be further calculated pursuant to Section 1.16(b) below;

Notwithstanding the foregoing, in the event that, in any given Calendar Quarter, a Licensed Product is sold as part of a Combination Product, the amount of revenue received for such Licensed Product shall be calculated by multiplying the revenue received for such Combination Product by the fraction A/(A+B) where “A” is the average revenue received for such Licensed Product(s) sold separately during such Calendar Quarter, and “B” is the average revenue received for the other items included in such Combination Product sold separately during such Calendar Quarter.

In the event that such separate sales of components in a Combination Product were not made or performed during the applicable Calendar Quarter, then the amount of revenue received for a Licensed Product that is sold as part of a Combination Product shall be calculated by multiplying the amount of revenue received for the Combination Product by *** percent (***%). The parties agree that any allocation of revenue from the sale or other disposition of Combination Products pursuant to this Section 1.16(b) shall be done in good faith, and shall take into consideration revenue recognition guidance under GAAP which is applicable to multiple-deliverable revenue arrangements.

Net Sales shall not include sales between or among Licensee and its Affiliate; provided that if Licensee sells a Licensed Product to an Affiliate for resale, Net Sales shall include sales by such Affiliate in accordance with GAAP in connection with the resale of such Licensed Product to a Third Party.

Notwithstanding anything else in this in this section, the supply or other disposition of Licensed Products without charge as (i) samples, or (ii) for use in any tests or studies reasonably necessary to comply with any applicable law, regulation or request by a regulatory or governmental authority or as is otherwise reasonable and customary in the industry, in each case shall not be included within the computation of Net Sales.

1.17	Patent Rights. “Patent Rights” shall mean any and all patents, patent applications, including any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, restorations (including supplemental protection certificates) and extensions, pipeline protection, invention certificates, and substitutions of any of the above.

1.18	Proprietary to Licensee. “Proprietary to Licensee” shall mean, with respect to any product, either: (a) Licensee owns, or exclusively or co-exclusively licenses, a Patent Right that covers the making, using, selling, offering for

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

4

sale, or import of such product, or (b) the product embodies or incorporates any other property or intellectual property right owned by or exclusively or co-exclusively licensed to Licensee. In the event of a Change of Control of Licensee, following such Change of Control the term “Proprietary to Licensee” shall be based on (a) the Patent Rights and/or (b) other such property or intellectual property right owned or licensed or otherwise protected by Licensee as a trade secret that are in existence immediately prior to the consummation of such Change of Control transaction, and improvements thereto.

1.19	Royalty Term. “Royalty Term” shall mean the period of time beginning on the Effective Date and, on a Licensed Product-by-Licensed Product, and country-by-country basis, extending until the date on which the last Valid Claim included within the Licensed Patents covering such Licensed Product in such country ceases to be a Valid Claim.

1.20	Territory. “Territory” shall mean the entire world.

1.21	Third Part(y/ies). “Third Part(y/ies)” shall mean any person(s) or entit(y/ies) other than Licensee, Licensor or their respective Affiliates.

1.22	Valid Claim. “Valid Claim” shall mean an issued and unexpired claim of any United States or foreign Patent Right, which claims has not been donated to the public, cancelled, withdrawn, abandonded, disclaimed, or revoked, or held invalid or unenforceable by a court or government agency of competent jurisdiction in an unappealed or unappealable decision.

2.	GRANT OF LICENSE

2.1	License to Licensed Patents. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee and its Affiliates a non-exclusive, royalty-bearing license under the Licensed Patents to make, have made, use, import, export, offer for sale, sell and otherwise commercialize Licensed Products in the Territory in the Field. Under the license granted pursuant to this Section 2.1, Licensee shall be permitted to authorize the use of the Licensed Products by its customers within the Field. The license rights granted to Licensee pursuant to this Section 2.1 shall not include any right to grant any sublicenses under the Licensed Patents, except (i) as may be required to enable Licensee to distribute Licensed Products via an authorized distributor or other reseller, or (ii) as may be necessary for Licensee to have a Third Party design, develop or manufacture Licensed Products in collaboration with or for Licensee. Licensed Products shall be sold only by Licensee, it Affiliates or authorized distributors or resellers.

2.2

Option to Improvement Patents. Subject to the terms and conditions of this Agreement, Licensor grants to Licensee an option to obtain a non-exclusive, royalty-bearing license under the Improvement Patents to make,

5

have made, use, import, export, offer for sale, sell and otherwise commercialize Licensed Products in the Territory in the Field. Licensee may exercise this option at any time during the first two (2) years of this Agreement by providing written notice to Licensor. If Licensee exercises its option to Improvement Patents, the Parties shall negotiate in good faith to determine the specific terms and conditions on which the license shall be granted by Licensor to Licensee, in accordance with generally accepted industry standards.

2.3	No Implied Licenses. Nothing herein shall be construed as granting Licensee, by implication, estoppel or otherwise, any license or other right to any intellectual property of Licensor other than the Licensed Patents or to grant to Licensee any right or license other than those expressly granted herein.

3.	CONSIDERATION.

3.1	Initial License Fee. Licensee shall pay to Licensor a license fee in the amount of *** United States Dollars ($***) in consideration for the license granted to the Licensed Patents. This license fee shall be payable on or before March 31, 2012, and shall be fully earned by Licensor on the Effective Date. In the event that Licensee does not pay the license fee to Licensor as provided in this Section 3.1, Licensee’s license rights under the Licensed Patents pursuant to this Agreement shall be terminated after written notice and Licensee’s failure to cure within thirty (30) days of such notice.

3.2	Royalty Payments. During the Term of this Agreement, as additional consideration for the license and rights granted to Licensee pursuant to Section 2.1 above, for each Calendar Quarter (or portion thereof) during the Royalty Term, Licensee shall pay running royalties on Net Sales of Licensed Products to Licensor as follows:

(i)	***% of those Net Sales of Licensed Products during a particular Calendar Year between US$*** and US$***;

(ii)	***% of those Net Sales of Licensed Products during a particular Calendar Year between US$*** and US$***; and

(iii)	***% of those Net Sales of Licensed Products during a particular Calendar Year greater than US$***;

For clarity, no royalty shall be due on Net Sales of Licensed Products in any Calendar Year less than $***.

In order to calculate the running royalty payment to be paid for each Calendar Quarter, aggregate Net Sales of Licensed Products occurring

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

6

between the start of the applicable Calendar Year in which the Calendar Quarter falls to the end of that Calendar Quarter, and the associated royalty rate tiers achieved and surpassed, shall be used.

3.3	Royalty Stacking. If Licensee or an Affiliate has obtained or obtains a license(s) from Third Party(ies) for Microfluidics Technology that Licensees reasonably believes is necessary or useful to make, have made, use, sell, offer for sale or import any Licensed Product, Licensee may deduct or credit *** percent (***%) of any royalties payable to such Third Party(ies) from or against running royalties due to Licensor pursuant to this Agreement, provided that in no event shall the running royalties paid to Licensor be reduced by more than *** percent (***%) of the royalties otherwise owed to Licensor absent such deduction or credit. In the event that Licensee claims the benefit of the provisions of this Section 3.3, Licensee shall provide Licensor with reasonable evidence, for example, evidence from a license agreement or royalty report, supporting the amounts deducted or credited against royalties due to Licensor. Licensee’s obligation to provide any such evidence shall be subject to any obligation of Licensee to a Third Party restricting or preventing the disclosure of such information. All information of Licensee which is provided to Licensor under this Section 3.3 shall be deemed to be Licensee’s Confidential Information subject to the provisions of Article 5 hereof.

3.4	Single Royalty. Notwithstanding anything herein to the contrary, with respect to any Licensed Product for which a royalty payment is due only a single royalty payment shall be due and payable, regardless if such Licensed Product is covered by more than one Valid Claim.

3.5	Milestone Payments. As additional consideration for the rights granted to Licensee pursuant to Section 2.1 above, Licensee shall also pay to Licensor the following one-time milestone payments, each distinct and not subsumed by another:

(a)	$*** no later than thirty (30) days after the end of the first Calendar Year in which cumulative Net Sales of Licensed Products following the Effective Date first exceed $***;.

(b)	$*** no later than thirty (30) days after the end of the first Calendar Year in which cumulative Net Sales of Licensed Products following the Effective Date first exceed $***;

(c)	$*** no later than thirty (30) days after the end of the first Calendar Year in which cumulative Net Sales of Licensed Products following the Effective Date first exceed $***; and

(d)	$*** no later than thirty (30) days after a Change of Control of Licensee.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

7

3.6	Royalty Statements and Payments. Licensee, within forty five (45) days after the end of each Calendar Quarter, shall deliver to Licensor a report setting forth for such Calendar Quarter the following information, on a Licensed-Product-by-Licensed-Product basis: (a) the Net Sales of each Licensed Product, (b) the cumulative Net Sales of Licensed Products occurring since the start of the applicable Calendar Year and since the Effective Date, and (c) the royalties due hereunder for such Net Sales of each Licensed Product. The total running royalty due for the sale or other disposition of Licensed Products during such Calendar Quarter shall be remitted at the time such report is made. Any royalties not paid when due in accordance with this Section 3.6 accrue interest from the date due at the “bank prime loan” rate (as defined in the U.S. Federal Reserve Bulletin H.15 or any successor thereto) on the last business day of the applicable Calendar Quarter prior to the date on which such payment is due, plus *** percent (***%) per annum, calculated on the basis of a 360-day year.

(a)	Taxes and Withholding. All payments under this Agreement will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable laws or regulations. If Licensee is so required to deduct or withhold, Licensee will (i) promptly notify Licensor of such requirement, and (ii) upon request, promptly forward to Licensor an official receipt (or certified copy) or other available documentation evidencing such payment to such authorities.

(b)	Currency. All amounts payable and calculations hereunder shall be in United States dollars. As applicable, Net Sales and any deductions therefrom shall be translated into United States dollars at the daily 12 noon buying rate certified by the New York Federal Reserve Bank on the last date of the applicable Calendar Quarter.

(c)	Blocked Currency. If at any time legal restrictions prevent the prompt remittance of part or all of payments owed by Licensee with respect to any country in the Territory where Licensed Products are sold, royalty payments on Net Sales of Licensed Products due hereunder shall continue to accrue, and shall continue to be reported, until such time payment shall be made through any lawful means or methods that may be available as Licensee shall reasonably determine.

3.7	Maintenance of Records; Audits.

(a)	Record Keeping. Licensee shall keep, and shall cause its Affiliates to keep, accurate books and accounts of record in connection with the sale of Licensed Products, in sufficient detail to permit accurate determination and verification of the running royalties to be paid hereunder. Licensee and its Affiliates shall maintain such records for a period of at least three (3) years after the end of the Calendar Year to which they pertain.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

8

(b)	Audits. Upon not less than thirty (30) days prior written notice from Licensor, Licensee shall permit an independent certified public accounting firm selected by Licensor and reasonably acceptable to Licensee, to examine, at Licensor’s sole expense, the relevant books and records of Licensee and its Affiliates necessary to verify the accuracy of the reports submitted by Licensee in accordance with Section 3.6 and the payment of royalties hereunder. An examination by Licensor under this Section 3.6 shall occur not more than once in any Calendar Year and shall be limited to the pertinent books and records for any Calendar Year ending not more than three (3) years before the date of the request, and shall not be permitted more than once with respect to records covering any specific period of time. The accounting firm shall be provided access to such books and records at Licensee’s facility(ies) where such books and records are normally kept and such examination shall be conducted during Licensee’s normal business hours upon reasonable advance notice by Licensor solely to verify the accuracy of the reports submitted by Licensee in accordance with Section 3.6 and the payment of royalties hereunder; provided that such independent certified public accounting firm has entered into a written agreement with Licensee limiting the use of such records to verification of the accuracy of royalties due under this Agreement and prohibiting the disclosure of any information contained in such records to a Third Party for any purpose and to Licensor for a purpose other than as set forth in this Section. Upon completion of the audit, the accounting firm shall provide both Licensee and Licensor with a written report including a numerical summary of payments due and paid, and a description of the basis for any discrepancy therebetween.

(c)	Underpayments. If the accounting firm retained pursuant to Section 3.7(b) concludes that additional running royalties were due to Licensor, Licensee shall pay to Licensor the additional running royalties within thirty (30) days of the date Licensee receives such accountant’s written report so concluding. Any overpayment made by Licensee shall be fully creditable against amounts payable in subsequent payment periods. If the accountant’s written report concludes that Licensee made an overpayment, but the Royalty Term of the Agreement has expired, Licensor shall refund the uncontested portion of the overpayment to Licensee within thirty (30) days of the date Licensor receives such accountant’s written report. If Licensee has underpaid royalties due to Licensor hereunder by more than seven and one-half percent (7.5%), then, provided the audited period includes at least four (4) consecutive Calendar Quarters, Licensee shall pay the reasonable expenses of the accounting firm retained pursuant to this Section 3.7.

9

(d)	Confidentiality. All financial information of Licensee which is subject to review under this Section 3.6 shall be deemed to be Licensee’s Confidential Information subject to the provisions of Article 5 hereof.

3.8	Form of Payments. Unless otherwise mutually agreed in writing, any and all payments to Licensor required under this Agreement shall be made by wire transfer to:

***

4.	INTELLECTUAL PROPERTY.

4.1	Filing, Prosecution and Maintenance of Licensed Patents. Licensor, at its own expense, shall have the sole right to prepare, file, prosecute and maintain, throughout the world, all of the Licensed Patents. Upon Licensee’s written request, Licensor shall provide Licensee with information regarding the current status of any Patent Rights included in the Licensed Patents, and any related documentation. Nothing in this Agreement shall be deemed to limit Licensor’s ability to abandon any of the Licensed Patents.

5.	CONFIDENTIALITY.

5.1	Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for five (5) years thereafter, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder shall keep such Confidential Information confidential and shall not publish or otherwise disclose or use such Confidential Information for any purpose other than as provided for in this Agreement, except for Confidential Information that the Receiving Party can establish:

(a)	was already known by the Receiving Party (other than under an obligation of confidentiality) at the time of disclosure by the Disclosing Party;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

10

(b)	was available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c)	became available to the public or otherwise part of the public domain after its disclosure to the Receiving Party other than through any act or omission of a Party in breach of this Agreement;

(d)	was disclosed to the Receiving Party by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

(e)	was independently discovered or developed by or on behalf of the Receiving Party without the use of the Confidential Information.

Notwithstanding the foregoing, each Party may disclose the other Party’s Confidential Information and the terms of this Agreement to its advisors, consultants, investors and potential acquirers who have a need to know such Confidential Information and are bound by obligations of confidentiality and non-use substantially similar to those set forth herein.

5.2	Authorized Disclosure. Notwithstanding the foregoing Section 5.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary to:

(a)	exercise rights hereunder provided such disclosure is covered by terms of confidentiality similar to those set forth herein, or

(b)	comply with applicable governmental laws and regulations.

In the event the Receiving Party shall deem it necessary to disclose Confidential Information pursuant to this Section 5.2(b), the Receiving Party shall, to the extent possible, give reasonable advance notice of such disclosure to the Disclosing Party and provide reasonable assistance to allow the Disclosing Party to seek confidential treatment of such information.

5.3	SEC Filings. Notwithstanding Section 5.2, Either Party may disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable laws, including, without limitation, the rules and regulations promulgated by the United States Securities and Exchange Commission. Before disclosing this Agreement or any of the terms hereof pursuant to this Section 5.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure.

5.4	Public Announcements. Except as may be expressly permitted under Section 5.3, neither party will make any public announcement regarding this Agreement without the prior written approval of the other Party.

11

6.	REPRESENTATIONS AND WARRANTIES.

6.1	Representations and Warranties of Each Party. Each of Licensor and Licensee hereby represents and warrants to the other Party as follows:

(a)	it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

(b)	the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action;

(c)	it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder on behalf of itself and its Affiliates as of the Effective Date of this Agreement;

(d)	the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) any agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

(e)	the person executing this Agreement has all power and authority necessary to do so.

6.2	Disclaimer. EXCEPT AS PROVIDED IN THIS ARTICLE 6, NEITHER PARTY MAKES ANY WARRANTIES OR CONDITIONS (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND LICENSOR SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES AND CONDITIONS OF THE VALIDITY OF THE LICENSED PATENTS OR NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

6.3	Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the party which drafted such terms and provisions.

12

6.4	Indemnity. Licensee shall indemnify, defend and hold harmless Licensor and its respective officers, employees, and agents, and their respective successors and assigns (the “Indemnitees”) against any third party liability, damage, loss or expense (including reasonable attorney’s fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claim, suit, action, demand or judgment arising directly out of Licensee, its Affiliates or authorized distributors or resellsers’ manufacture, use, sale, offer for sale or import of Licensed Products. Licensee’s indemnification shall not apply to any liability, damage, loss or expense to the extent that it is attributable to the acts or omissions of the Indemnitees. The foregoing obligation of indemnity is subject to the condition that the Indemnitee shall promptly notify Licensee on being notified or otherwise made aware of a liability, claim, suit, action, demand or judgment and that Licensee defend and control any proceedings using counsel of its choice (with Licensor being permitted to participate at its own expense); provided, that, an Indemnitee may not settle any liability, claim, suit, action, demand or judgment, or otherwise consent to any judgment, without the written consent of Licensee.

6.5	No Other Microfluidics Patent Rights. Licensor represents and warrants that, as of the Effective Date, there are no Patent Rights Controlled by it or its Affiliates, other than the Licensed Patents, that claim or relate to compositions of matter, methods and other technology applicable to moving fluids through, and/or modifying chemical and/or biochemical reactions within, meso or micro scale channels or chambers, including methods for the manufacture or use of any consumable devices comprising such channels or chambers and any devices or software used in connection therewith (including any compositions of matter, methods and other technology relating to (a) the structure, design, and manufacture of such fluidics devices, (b) the interfacing of such fluidics devices to external Instruments, (c) the control of fluid movement within, into, and out of such fluidics devices, (d) performing experiments and/or separations within such fluidics devices, (e) the detection of experimental results from or in association with such fluidic devices, and (f) software relating to each of the foregoing).

7.	TERM AND TERMINATION.

7.1	Term. The term of this Agreement will commence on the Effective Date and extend in perpetuity, unless this Agreement is terminated earlier in accordance with this Article 7, on a Licensed-Product-by-Licensed-Product, and country-by-country basis until such time as the Royalty Term with respect to the sale of such Licensed Product in such country expires.

7.2

Termination for Breach. This Agreement may be terminated effective immediately by written notice by either Party at any time during the term of this Agreement for material breach by the other Party, which breach remains

13

uncured for sixty (60) days, measured from the date written notice of such breach is given to the breaching Party; provided, however, that if such breach is not susceptible of cure within such sixty (60) day period and the breaching Party uses diligent good faith efforts to cure such breach, such period will be extended as reasonably necessary to cure such breach. However, if Licensee is alleged to be in breach of Article 3 of this Agreement, and Licensee disputes in good faith such breach by written notice to Licensor within such sixty (60) day period (which notice shall set forth in reasonable detail the basis for Licensee’s belief that it is not in default under this Agreement), Licensor shall not have the right to terminate this Agreement until (a) it has been determined through the dispute resolution process provided in Section 9.2 of this Agreement, that Licensee has materially breached Article 3 of this Agreement, and (b) Licensee fails, within thirty (30) days after such determination, to pay, if any, all accrued and unpaid royalties due under this Agreement, together with interest in accordance with Article 3.

7.3	Bankruptcy.

(a)	Termination Upon a Bankruptcy Event. To the extent permitted by applicable law, each Party shall have the right to terminate this Agreement upon written notice to the other party in the event of a Bankruptcy Event with respect to the other Party. “Bankruptcy Event” means the occurrence of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against a party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the U.S. Bankruptcy Code, as amended or under any similar laws or statutes of the United States or any state thereof, where in the case of involuntary proceedings such proceedings have not been dismissed or discharged within one hundred (120) days after they are instituted, (b) the making of an assignment for the benefit of creditors as to all or substantially all of a party’s assets, or (c) the appointment of a receiver, custodian, trustee, liquidator, assignee or other similar official for all or substantially all of a party’s assets.

(b)	Rights under Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by Licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The parties agree that Licensee, as licensee of intellectual property under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code.

14

7.4	Termination by Licensee. Licensee shall have the right, exercisable upon thirty (30) days prior written notice to Licensor, to terminate this Agreement.

7.5	Termination by Licensor. Licensor shall have the right to terminate this Agreement if Licensee or an Affiliate of Licensee, after the Effective Date, institutes a suit, reexamination, nullity action, opposition to grant, or other legal action in that country, seeking to invalidate the claims of a Licensed Patent, or if Licensee or an Affiliate of Licensee actively participates (other than by legal compulsion) in any of the foregoing (a “Patent Challenge”), except if such Patent Challenge is in whole or part made in defense of a suit or other action against or threatened against Licensee or any of its Affiliates. Such termination shall be effective thirty (30) days after written notice by Licensor to Licensee, unless, within such thirty (30) days, Licensee (or its applicable Affiliate) withdraws such Patent Challenge; provided, however, that if any delay in such withdrawal is caused by an act or omission by Licensor or any of its Affiliates, such 30-day period shall be extended for a period of time equal to the amount of delay caused by Licensor or its Affiliate.

7.6	Effects of Termination. Upon termination of this Agreement for any reason other than a material, uncured breach by Licensor, all licenses granted by Licensor to Licensee hereunder will automatically terminate and be of no further force and effect; provided, however, that Licensee shall have the rights for a reasonable period of time, not to exceed six (6) months, to dispose of existing inventory of Licensed Products, and further provided that all provisions relating to earned royalty obligations set forth herein shall survive termination as to any Licensed Products sold after the effective date of termination.

7.7	Survival of Certain Obligations. Expiration or termination of the Agreement shall not relieve the Parties of any obligation accruing before such expiration or termination, and the applicable provisions of Article 1, 5 and 8, and Sections 3.7, this Section 7.7, Section 9.7 and Section 9.10 shall survive the expiration or termination of the Agreement. Any expiration or early termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination, including, without limitation, the obligations to pay royalties for Licensed Products sold before such termination.

8.	RELEASE.

8.1

Release by Licensor. Licensor, on behalf of itself, and its predecessors, successors and assigns, and any parents, subsidiaries and Affiliates, does hereby now and forever release and discharge Licensee, and its predecessors, successors and assigns, and any parents, subsidiaries and other Affiliates,

15

and each of their respective current and former officers, directors, employees, agents, attorneys, and representatives (individually and collectively, the “Released Parties”) from any and all known or unknown claims, damages, actions, causes of actions, defenses, demands, costs or charges, in law or equity, based upon any Released Parties’ manufacture, use, marketing, sale, offering for sale, import or distribution of Licensed Products on or prior to the Effective Date.

8.2	Waiver Of California Civil Code Section 1542 With Respect To The Released Claims. Each Party acknowledges familiarity with the provisions of Section 1542 of the California Civil Code and expressly waives and releases any rights or benefits arising thereunder. Section 1542 of the California Civil Code states:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

9.	MISCELLANEOUS.

9.1	Assignment. Neither this Agreement nor any interest hereunder shall be assignable by Licensee, without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Licensor may freely assign this Agreement to an Affiliate or in connection with the sale of all or substantially all of its assets, to which this Agreement pertains, and Licensee may freely assign this Agreement in connection with a Change of Control provided that the provisions of Section 3.4(d) have been complied with. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 9.1 shall be void.

9.2	Dispute Resolution. Except as set forth below, Any disputes under this Agreement shall be determined in a dispute resolution process as outlined in this Section 9.2.

(a)

Senior Management Consultation. Each Party agrees that, as a first step in any dispute resolution, it shall give the other Party written notice of its grievance and request and participate in a meeting with a senior executive of the other Party to discuss the matter in order to consider informal and amicable means of resolution, and refrain from

16

formal dispute resolution for a period of thirty (30) days after such notice to allow for such a meeting (such time being extendable for good cause by mutual agreement).

(b)	Binding Arbitration. If the Parties are unable to resolve their dispute informally through senior management consultation, as contemplated by this Section 9.2., then either Party may demand binding arbitration before JAMS, using the then current JAMS comprehensive arbitration rules and procedures, in which arbitration the following procedures shall control:

(i)	The dispute shall be submitted to a single JAMS arbitrator for resolution.

(ii)	If possible, the arbitrator shall be selected jointly by the Parties. If the Parties are unable to agree, an arbitrator shall be selected in accordance with the rules and procedures of JAMS.

(iii)	Each Party shall be entitled to submit to the other party one set of document requests and one set of simple interrogatories numbering no more than twenty (20), and to take no more than five (5) depositions lasting no more than twenty (20) hours in the aggregate.

(iv)	After exchange and submission of briefs by each Party, each main brief not to exceed twenty five (25) pages and reply brief ten (10) pages, each Party shall have a total of two hours in which to argue its case to the arbitrator, unless the arbitrator believes that a decision on the briefs is preferable which shall be entirely his or her decision. All evidence shall be submitted by declaration under oath. There will be no live testimony at the hearing.

(v)	A decision shall be rendered by the arbitrator in writing within thirty (30) days of the submission of the dispute by the parties to the arbitrator for resolution, which decision shall be final and binding on the Parties.

(vi)	The arbitrator shall have no power to award any relief other than injunctive relief and monetary relief for damages actually incurred, and appropriate declaratory relief with respect to disputed issues under, in connection with, or arising out of this Agreement.

(vii)	The Parties shall bear their own attorneys fees and costs of the arbitration, except that the arbitrator may, in his or her discretion, award attorneys’ fees and costs to the prevailing Party, or a portion thereof, upon a finding that the non-prevailing party acted in bad faith.

17

(viii)	If the winning Party does not receive the full amount and benefit of the arbitration result from the losing party within thirty (30) days of the decision, the winning Party may resort to the courts of the Commonwealth of Massachusetts to obtain a Court order against the losing Party, and the losing Party shall bear all the costs of the winning Party in such procedure.

Notwithstanding foregoing, any dispute not resolved internally by the Parties pursuant to Section 9.2(a) that involves the validity, infringement or enforceability of a Licensed Patent (a) that is issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants reside; and (b) that is issued in any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

9.3	Force Majeure. Neither Party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Agreement if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence. It shall notify the other Party as soon as reasonably possible should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all reasonable efforts to resume performance of its obligations as soon as practicable; provided, however, that neither Party shall be required by this Section 9.3 to settle any labor dispute or disturbance.

9.4	Correspondence and Notices. Any notices required hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by nationally recognized express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, however, that notices of a change of address shall be effective only upon receipt thereof).

All correspondence to Licensee shall be addressed as follows:

GenMark Diagnostics, Inc.,

5964 La Place Court

Carlsbad, CA 92008

18

Attn: Corporate Secretary

Fax: (760) 448-4301

All correspondence to Licensor shall be addressed as follows:

Caliper Life Sciences Corporation

68 Elm Street

Hopkinton, MA 01748

Attn: Asst. General Counsel

Fax: (774) 278-2726

with a copy to:

PerkinElmer Health Sciences, Inc.

940 Winter Street

Waltham, MA 02451

Attn: General Counsel

Fax: (781) 663-5970

9.5	Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

9.6	Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

9.7	Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

9.8	Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause of portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable law.

19

9.9	Interpretation. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement. In this Agreement, the singular shall include the plural and vice versa and the word “including” shall be deemed to be followed by the phrase “without limitation.”

9.10	Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the Delaware, without regard to conflict of law principles thereof.

9.11	Entire Agreement of the Parties. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, among the Parties respecting the subject matter hereof and thereof.

9.12	Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership or fiduciary relationship between the parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

9.13	Counterparts. This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one party but all such counterparts taken together shall constitute one and the same agreement. Execution and delivery may be evidenced by a facsimile or electronic transmission of a signed copy of this Agreement.

[Signature Page Follows]

20

IN WITNESS WHEREOF, duly authorized representatives of the parties have duly executed this Agreement to be effective as of the Effective Date.

CLINCAL MICRO SENSORS, INC.		CALIPER LIFE SCIENCES CORPORATION

By	/s/ Hany Massarany	By	/s/ Alan Fletcher

Name:	Hany Massarany	Name:	Alan Fletcher
Title:	President and CEO	Title:	VP & GM, New Markets

21

EXHIBIT A

LICENSED PATENTS

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	DE	EPC	Granted	CLS	***	***	***	***	***

***	EP	EPC	Granted	CLS	***	***	***	***	***

***	FR	EPC	Granted	CLS	***	***	***	***	***

***	GB	EPC	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	CH	EPC	Granted	CLS	***	***	***	***	***

***	CN	PCT	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	DE	EPC	Granted	CLS	***	***	***	***	***

***	EP	ORD	Granted	CLS	***	***	***	***	***

***	FR	EPC	Granted	CLS	***	***	***	***	***

***	GB	EPC	Granted	CLS	***	***	***	***	***

***	JP	PCT	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	EP	EDV	Granted	CLS	***	***	***	***	***

***	JP	DIV	Granted	CLS	***	***	***	***	***

***	KR	DIV	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	CN	DIV	Pending	CLS	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	CH	EPP	Granted	CLS	***	***	***	***	***

***	DE	EPP	Granted	CLS	***	***	***	***	***

***	EP	PCT	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	EPP	Granted	CLS	***	***	***	***	***

***	JP	PCT	Granted	CLS	***	***	***	***	***

***	US	RCE	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	CH	EPC	Granted	CLS	***	***	***	***	***

***	DE	EPC	Granted	CLS	***	***	***	***	***

***	EP	ORD	Granted	CLS	***	***	***	***	***

***	FR	EPC	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	GB	EPC	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	RCE	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	DE	EPC	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	EPC	Granted	CLS	***	***	***	***	***

***	FR	EPC	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	CN	PCT	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	PCT	Granted	CLS	***	***	***	***	***

***	DE	EPP	Granted	CLS	***	***	***	***	***

***	EP	PCT	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	EPP	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	CH	EPP	Granted	CLS	***	***	***	***	***

***	CN	PCT	Granted	CLS	***	***	***	***	***

***	DE	EPP	Granted	CLS	***	***	***	***	***

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	EPP	Granted	CLS	***	***	***	***	***

***	JP	PCT	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	JP	PCT	Granted	CLS	***	***	***	***	***

***	US	RCE	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	DE	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	JP	CIP	Granted	CLS	***	***	***	***	***

***	EP	PCT	Pending	CLS	***	***	***

***	EP	EPP	Pending	CLS	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	RCE	Granted	CLS	***	***	***	***	***

***	US	RCE	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	EP	CON	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	RCE	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	EP	ORD	Pending	CLS	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	DIV	Pending	CLS	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	EP	CON	Pending	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	JP	CON	Granted	CLS	***	***	***	***	***

***	EP	ORD	Pending	CLS	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	DE	CON	Granted	CLS	***	***	***	***	***

***	EP	CON	Granted	CLS	***	***	***	***	***

***	FR	EPC	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	GB	ORD	Granted	CLS	***	***	***	***	***

***	US	EPC	Granted	CLS	***	***	***	***	***

***	US	EPC	Granted	CLS	***	***	***	***	***

***	US	RCE	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	CN	CIP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	PCT	Pending	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	EP	CON	Allowed	CLS	***	***	***

***	EP	DIV	Pending	CLS	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	JP	DIV	Pending	CLS	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	EP	DIV	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	DIV	Pending	CLS	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	CH	CON	Granted	CLS	***	***	***	***	***

***	DE	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	EP	EPP	Allowed	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	DE	DIV	Granted	CLS	***	***	***	***	***

***	EP	ORD	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	DIV	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	EP	CON	Pending	CLS	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	CN	CIP	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	JP	EPP	Granted	CLS	***	***	***	***	***

***	EP	DIV	Allowed	CLS	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	DIV	Pending	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	RCE	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	DE	EPP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	JP	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	EP	CIP	Pending	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	CN	EPP	Granted	CLS	***	***	***	***	***

***	DE	EPP	Granted	CLS	***	***	***	***	***

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	PCT	Granted	CLS	***	***	***	***	***

***	MX	CIP	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	JP	EPC	Granted	CLS	***	***	***	***	***

***	DE	EDV	Granted	CLS	***	***	***	***	***

***	EP	EPC	Granted	CLS	***	***	***	***	***

***	FR	EPC	Granted	CLS	***	***	***	***	***

***	GB	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS & AGIL	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	DE	EPP	Granted	CLS	***	***	***	***	***

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	DE	EPP	Granted	CLS	***	***	***	***	***

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	ORD	Pending	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	CH	EPP	Granted	CLS	***	***	***	***	***

***	DE	PCT	Granted	CLS	***	***	***	***	***

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	GB	ORD	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	EP	CON	Pending	CLS	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	CH	PCT	Granted	CLS	***	***	***	***	***

***	CN	EPP	Granted	CLS	***	***	***	***	***

***	DE	EPP	Granted	CLS	***	***	***	***	***

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	PCT	Granted	CLS	***	***	***	***	***

***	IN	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	EP	CON	Pending	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	DE	ORD	Granted	CLS	***	***	***	***	***

***	EP	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	FR	EPP	Granted	CLS	***	***	***	***	***

***	GB	ORD	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	EP	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	JP	PCT	Allowed	CLS	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	CH	EPP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	DE	ORD	Granted	CLS	***	***	***	***	***

***	EP	EPC	Granted	CLS	***	***	***	***	***

***	FR	EPC	Granted	CLS	***	***	***	***	***

***	GB	EPC	Granted	CLS	***	***	***	***	***

***	US	EPC	Granted	CLS	***	***	***	***	***

***	DE	CON	Granted	CLS	***	***	***	***	***

***	EP	CIP	Granted	CLS	***	***	***	***	***

***	FR	PCT	Granted	CLS	***	***	***	***	***

***	GB	PCT	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	PCT	Pending	CLS	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	CN	CIP	Pending	CLS & CANON	***	***	***

***	EP	ORD	Pending	CLS & CANON	***	***	***

***	IN	ORD	Pending	CLS & CANON	***	***	***

***	JP	CIP	Pending	CLS & CANON	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	ORD	Pending	CLS & CANON	***	***	***

***	WO	ORD	Pending	CLS & CANON	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Pending	CLS	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	EP	CON	Pending	CLS	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	DE	CIP	Granted	CLS	***	***	***	***	***

***	EP	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	FR	ORD	Granted	CLS	***	***	***	***	***

***	GB	ORD	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CTC	***	***	***	***	***

***	CH	ORD	Granted	CLS	***	***	***	***	***

***	DE	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	DIV	Granted	CLS	***	***	***	***	***

***	GB	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Pending	CLS	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	EPC	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	JP	ORD	Granted	CLS	***	***	***	***	***

***	EP	ORD	Allowed	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	JP	DIV	Allowed	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	PCT	Pending	CLS	***	***	***

***	EP	PCT	Pending	CLS	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	CH	EPP	Granted	CLS & WAKO	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	DE	EPP	Granted	CLS & WAKO	***	***	***	***	***

***	EP	EPP	Granted	CLS & WAKO	***	***	***	***	***

***	ES	PCT	Granted	CLS & WAKO	***	***	***	***	***

***	FR	ORD	Granted	CLS & WAKO	***	***	***	***	***

***	GB	ORD	Granted	CLS & WAKO	***	***	***	***	***

***	IT	EPP	Granted	CLS & WAKO	***	***	***	***	***

***	JP	PCT	Granted	CLS & WAKO	***	***	***	***	***

***	US	PCT	Pending	CLS & WAKO	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	EP	DIV	Allowed	CLS	***	***	***

***	JP	DIV	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	JP	EPP	Pending	CLS	***	***	***

***	US	EPP	Pending	CLS	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	US	EPP	Pending	CLS	***	***	***

***	CH	ORD	Granted	CLS	***	***	***	***	***

***	DE	EPP	Granted	CLS	***	***	***	***	***

***	FR	DIV	Granted	CLS	***	***	***	***	***

***	GB	PCT	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	ORD	Granted	CLS	***	***	***	***	***

***	EP	PCT	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	JP	EPP	Granted	CLS	***	***	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	CN	PCT	Granted	CLS & WAKO	***	***	***	***	***

***	KR	PCT	Granted	CLS & WAKO	***	***	***	***	***

***	IN	PCT	Pending	CLS & WAKO	***	***	***

***	RU	PCT	Pending	CLS & WAKO	***	***	***

***	KR	PCT	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	JP	PCT	Pending	CLS	***	***	***

***	CN	DIV	Granted	CLS	***	***	***	***	***

***	EP	DIV	Pending	CLS	***	***	***

***	KR	DIV	Granted	CLS	***	***	***	***	***

***	US	ORD	Pending	CLS	***	***	***

***	KR	EPC	Pending	CLS & WAKO	***	***	***

***	US	EPC	Granted	CLS	***	***	***	***	***

***	DE	EPC	Granted	CLS	***	***	***	***	***

***	EP	EPC	Granted	CLS	***	***	***	***	***

***	FR	ORD	Granted	CLS	***	***	***	***	***

***	GB	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	JP	CON	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	CIP	Granted	CLS	***	***	***	***	***

***	US	CON	Granted	CLS	***	***	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	PCT	Granted	CLS	***	***	***	***	***

***	EP	ORD	Granted	CLS	***	***	***	***	***

***	JP	PCT	Granted	CLS	***	***	***	***	***

***	US	EPP	Granted	CLS	***	***	***	***	***

***	CN	PCT	Granted	CLS	***	***	***	***	***

***	EP	ORD	Pending	CLS	***	***	***

***	US	EPP	Pending	CLS	***	***	***

***	EP	ORD	Pending	CLS	***	***	***

***	US	ORD	Pending	CLS	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	ORD	Pending	CLS	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	CN	PCT	Pending	CLS	***	***	***

***	JP	PCT	Pending	CLS	***	***	***

***	EP	PCT	Pending	CLS	***	***	***

***	WO	ORD	Pending	CLS	***	***	***

***	EP	DIV	Pending	CLS	***	***	***

***	US	PCT	Granted	CLS	***	***	***	***	***

***	JP	PCT	Allowed	CLS	***	***	***

***	US	ORD	Granted	CLS	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	DIV	Pending	CLS	***	***	***

***	US	PCT	Pending	CLS	***	***	***

***	WO	ORD	Pending	CLS	***	***	***

***	US	ORD	Pending	CLS	***	***	***

***	US	CIP	Pending	CLS	***	***	***

***	WO	PCT	Pending	CLS & FWC	***	***	***

***	US	PCT	Pending	CLS	***	***	***

***	EP	PCT	Pending	CLS	***	***	***

***	JP	PCT	Pending	CLS	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	ORD	Pending	CLS	***	***	***

***	US	CIP	Pending	CLS	***	***	***

***	US	CIP	Pending	CLS	***	***	***

***	WO	ORD	Pending	CLS	***	***	***

***	WO	CIP	Pending	CLS	***	***	***

***	US	ORD	Pending	CLS	***	***	***

***	US	ORD	Pending	CLS	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	CA	PCT	Granted	PENN	***	***	***	***	***

***	CH	EPP	Granted	PENN	***	***	***	***	***

***	DE	EPP	Granted	PENN	***	***	***	***	***

***	EP	EPP	Granted	PENN	***	***	***	***	***

***	FR	EPP	Granted	PENN	***	***	***	***	***

***	GB	EPP	Granted	PENN	***	***	***	***	***

***	JP	ORD	Granted	PENN	***	***	***	***	***

***	US	ORD	Granted	PENN	***	***	***	***	***

***	HK	PIP	Opposed	PENN	***	***	***	***	***

***	US	DIV	Granted	PENN	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	ORD	Granted	PENN	***	***	***	***	***

***	US	CON	Granted	PENN	***	***	***	***	***

***	US	CIP	Granted	PENN	***	***	***	***	***

***	CA	PCT	Granted	PENN	***	***	***	***	***

***	CH	EPP	Granted	PENN	***	***	***	***	***

***	DE	EPP	Granted	PENN	***	***	***	***	***

***	EP	EPP	Granted	PENN	***	***	***	***	***

***	FR	EPP	Granted	PENN	***	***	***	***	***

***	GB	EPP	Granted	PENN	***	***	***	***	***

***	HK	EPC	Granted	PENN	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	IT	EPP	Granted	PENN	***	***	***	***	***

***	JP	PCT	Granted	PENN	***	***	***	***	***

***	US	FWC	Granted	PENN	***	***	***	***	***

***	AT	EPP	Granted	PENN	***	***	***	***	***

***	CA	PCT	Granted	PENN	***	***	***	***	***

***	CH	EPP	Granted	PENN	***	***	***	***	***

***	CN	PCT	Granted	PENN	***	***	***	***	***

***	DE	EPP	Granted	PENN	***	***	***	***	***

***	EP	EPP	Granted	PENN	***	***	***	***	***

***	FR	EPP	Granted	PENN	***	***	***	***	***

***	GB	EPP	Granted	PENN	***	***	***	***	***

***	IT	EPP	Granted	PENN	***	***	***	***	***

***	JP	PCT	Granted	PENN	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	MX	PCT	Granted	PENN	***	***	***	***	***

***	NL	EPP	Granted	PENN	***	***	***	***	***

***	SE	EPP	Granted	PENN	***	***	***	***	***

***	US	CIP	Granted	PENN	***	***	***	***	***

***	US	DIV	Granted	PENN	***	***	***	***	***

***	JP	DIV	Pending	PENN	***	***	***

***	US	RCE	Granted	PENN	***	***	***	***	***

***	US	CON	Granted	PENN	***	***	***	***	***

***	US	CON	Granted	PENN	***	***	***	***	***

***	US	CON	Granted	PENN	***	***	***	***	***

***	CA	PCT	Granted	PENN	***	***	***	***	***

***	CH	EPP	Granted	PENN	***	***	***	***	***

***	DE	EPP	Granted	PENN	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	EPP	Granted	PENN	***	***	***	***	***

***	FR	EPP	Granted	PENN	***	***	***	***	***

***	GB	EPP	Granted	PENN	***	***	***	***	***

***	JP	PCT	Pending	PENN	***	***	***

***	US	FWC	Granted	PENN	***	***	***	***	***

***	CA	PCT	Granted	PENN	***	***	***	***	***

***	CH	EPP	Granted	PENN	***	***	***	***	***

***	DE	EPP	Granted	PENN	***	***	***	***	***

***	EP	EPP	Granted	PENN	***	***	***	***	***

***	FR	EPP	Granted	PENN	***	***	***	***	***

***	GB	EPP	Granted	PENN	***	***	***	***	***

***	IT	EPP	Granted	PENN	***	***	***	***	***

***	JP	PCT	Granted	PENN	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	FWC	Granted	PENN	***	***	***	***	***

***	US	CON	Granted	PENN	***	***	***	***	***

***	US	CON	Granted	PENN	***	***	***	***	***

***	US	CON	Granted	PENN	***	***	***	***	***

***	US	CON	Granted	PENN	***	***	***	***	***

***	CA	PCT	Granted	PENN	***	***	***	***	***

***	CH	EPP	Granted	PENN	***	***	***	***	***

***	CN	PCT	Granted	PENN	***	***	***	***	***

***	DE	EPP	Granted	PENN	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	EPP	Granted	PENN	***	***	***	***	***

***	FR	EPP	Granted	PENN	***	***	***	***	***

***	GB	EPP	Granted	PENN	***	***	***	***	***

***	JP	PCT	Granted	PENN	***	***	***	***	***

***	US	CIP	Granted	PENN	***	***	***	***	***

***	MX	PCT	Pending	PENN	***	***	***

***	US	DIV	Granted	PENN	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	PENN	***	***	***	***	***

***	US	ORD	Granted	ORNL	***	***	***	***	***

***	AT	EPP	Granted	ORNL	***	***	***	***	***

***	BE	EPP	Granted	ORNL	***	***	***	***	***

***	CA	PCT	Granted	ORNL	***	***	***	***	***

***	CH	EPP	Granted	ORNL	***	***	***	***	***

***	CN	PCT	Granted	ORNL	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	DE	EPP	Granted	ORNL	***	***	***	***	***

***	DK	EPP	Granted	ORNL	***	***	***	***	***

***	EP	EPP	Granted	ORNL	***	***	***	***	***

***	ES	EPP	Granted	ORNL	***	***	***	***	***

***	FR	EPP	Granted	ORNL	***	***	***	***	***

***	GB	EPP	Granted	ORNL	***	***	***	***	***

***	IE	EPP	Granted	ORNL	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	DE	EPP	Granted	ORNL	***	***	***	***	***

***	IT	EPP	Granted	ORNL	***	***	***	***	***

***	JP	PCT	Granted	ORNL	***	***	***	***

***	KR	PCT	Granted	ORNL	***	***	***	***	***

***	LU	EPP	Granted	ORNL	***	***	***	***	***

***	MC	EPP	Granted	ORNL	***	***	***	***	***

***	MX	PCT	Granted	ORNL	***	***	***	***	***

***	NL	EPP	Granted	ORNL	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	SE	EPP	Granted	ORNL	***	***	***	***	***

***	US	CON	Granted	ORNL	***	***	***	***	***

***	DE	EDV	Granted	ORNL	***	***	***	***

***	EP	EDV	Granted	ORNL	***	***	***	***

***	US	CON	Granted	ORNL	***	***	***	***	***

***	US	CON	Granted	ORNL	***	***	***	***	***

***	EP	EDV	Published	ORNL	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	ORNL	***	***	***	***	***

***	US	CON	Granted	LOCK	***	***	***	***	***

***	US	RCE	Granted	LOCK	***	***	***	***	***

***	US	ORD	Granted	LOCK	***	***	***	***	***

***	US	CIP	Granted	LOCK	***	***	***	***	***

***	CA	PCT	Pending	LOCK	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	JP	PCT	Pending	LOCK	***	***	***

***	EP	EPP	Granted	LOCK	***	***	***	***	***

***	US	ORD	Granted	LOCK	***	***	***	***	***

***	US	DIV	Granted	LOCK	***	***	***	***	***

***	US	ORD	Granted	LOCK	***	***	***	***	***

***	CA	PCT	Granted	LOCK	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	EP	EPP	Granted	LOCK	***	***	***	***	***

***	JP	PCT	Granted	LOCK	***	***	***	***	***

***	US	CIP	Granted	LOCK	***	***	***	***	***

***	US	ORD	Granted	LOCK	***	***	***	***	***

***	CA	PCT	Pending	LOCK	***	***	***

***	EP	EPP	Grantede	LOCK	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit A: Licensed Patents

Confidential

Docket Number	Country	Case Type	Status	App Owner	App No.	Filing Date	Application Title	Patent #	Issue Date

***	US	CON	Granted	LOCK	***	***	***	***	***

***	US	ORD	Granted	LOCK	***	***	***	***	***

***	US	CON	Granted	LOCK	***	***	***	***	***

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.